Brown Advisory Growth Equity Fund
Schedule of Investments
September 30, 2023 (Unaudited)

COMMON STOCKS - 94.6%	Shares	Value
Communication Services - 6.2%
Alphabet, Inc. - Class C (a)	702,423	$92,614,472
Match Group, Inc. (a)	1,053,993	41,290,176
Total Communication Services		133,904,648

Consumer Discretionary - 8.0%
Amazon.com, Inc. (a)	686,630	87,284,406
Chewy, Inc. (a)	1,224,245	22,354,714
Lululemon Athletica, Inc. (a)	166,125	64,059,461
Total Consumer Discretionary		173,698,581

Consumer Staples - 6.5%
Costco Wholesale Corp.	153,347	86,634,921
Estee Lauder Cos., Inc.	371,895	53,757,422
Total Consumer Staples		140,392,343

Financials - 10.3%
Mastercard, Inc. - Class A	213,062	84,353,377
Progressive Corp.	499,308	69,553,604
S&P Global, Inc.	187,096	68,366,749
Total Financials		222,273,730

Health Care - 19.8%
Align Technology, Inc. (a)	173,862	53,083,546
Dexcom, Inc. (a)	280,391	26,160,480
Edwards Lifesciences Corp. (a)	779,499	54,003,691
Intuitive Surgical, Inc. (a)	305,059	89,165,695
Thermo Fisher Scientific, Inc.	166,576	84,315,774
Veeva Systems, Inc. - Class A (a)	283,074	57,591,405
Zoetis, Inc.	368,667	64,140,685
Total Health Care		428,461,276

Industrials - 10.2%
Cintas Corp.	130,978	63,001,728
Generac Holdings, Inc. (a)	442,508	48,215,671
IDEX Corp.	270,737	56,318,711
Uber Technologies, Inc. (a)	1,164,711	53,565,059
Total Industrials		221,101,169

Information Technology - 30.9%
Adobe, Inc. (a)	157,105	80,107,839
Atlassian Corp. (a)	278,194	56,058,873
Autodesk, Inc. (a)	311,755	64,505,227
Intuit, Inc.	193,440	98,836,234
Microsoft Corp.	314,408	99,274,326
NVIDIA Corp.	237,744	103,416,263
NXP Semiconductors NV	298,831	59,742,294
ServiceNow, Inc. (a)	190,871	106,689,254
Total Information Technology		668,630,310

Real Estate - 2.7%
CoStar Group, Inc. (a)	751,225	57,761,690
Total Real Estate		57,761,690
TOTAL COMMON STOCKS (Cost $1,246,813,856)		2,046,223,747

REAL ESTATE INVESTMENT TRUSTS - 2.9%
Real Estate - 2.9%
SBA Communications Corp.	305,912	61,234,405
Total Real Estate		61,234,405
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $40,862,286)		61,234,405

SHORT-TERM INVESTMENTS - 2.6%
Money Market Funds - 2.6%
First American Government Obligations Fund - Class Z, 5.22% (b)	57,292,214	57,292,214
Total Money Market Funds		57,292,214
TOTAL SHORT-TERM INVESTMENTS (Cost $57,292,214)		57,292,214

TOTAL INVESTMENTS - 100.1% (Cost $1,344,968,356)		2,164,750,366
Liabilities in Excess of Other Assets - (0.1)%		(1,085,950)
TOTAL NET ASSETS - 100.00%		$2,163,664,416

Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of September 30, 2023.

Various inputs may be used to determine the value of the Fund’s investments.  These inputs are summarized in three broad levels.  The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

	Level 1	Level 2	Level 3
Equities:
Common Stocks	$2,046,223,747	$–	$–
Real Estate Investment Trusts	61,234,405	–	–
Total Equities	2,107,458,152	–	–

Short-Term Investments:
Money Market Funds	57,292,214	–	–
Total Short-Term Investments	57,292,214	–	–

Total Investments in Securities	$2,164,750,366	$–	$–

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.